UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 19, 2004
                                                          ---------------
                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11479                                   11-1999504
       ------------------------               ---------------------------------
       (Commission File Number)               (IRS Employer Identification No.)

 1111 Marcus Avenue, Lake Success, New York, NY              11042
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    (Address of Principal Executive Offices)               (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

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ITEM 5      OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On August 19, 2004, E-Z-EM, Inc. announced that its board of directors had declared a dividend to its stockholders of the 9.2 million shares of common stock of its subsidiary, AngioDynamics, Inc., held by E-Z-EM, Inc. A copy of the press release issued by E-Z-EM, Inc. is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 7      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1  Press release dated August 19, 2004.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2004                  E-Z-EM, INC.
                                        (Registrant)


                                        By: /s/ Peter J. Graham
                                            ------------------------------------
                                            Peter J. Graham Vice President
                                            General Counsel and Secretary


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

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description
-------           -----------

99.1              Press Release dated August 19, 2004.


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